UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2023

FRESH VINE WINE, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41147	87-3905007
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11500 Wayzata Blvd. #1147

Minnetonka, MN 55305

(Address of Principal Executive Offices) (Zip Code)

(855) 766-9463

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	VINE	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

Termination of Employment - Chief Executive Officer and Chief Financial Officer and Secretary

On July 14, 2023, Roger Cockroft’s employment with and service as Chief Executive Officer of Fresh Vine Wine, Inc. (the “Company”) ended.

On July 14, 2023, Hitesh Dheri’s employment with and service as Chief Financial Officer and Secretary the Company ended.

Resignation of Directors

On July 17, 2023, Roger Cockroft and Michelle Hawkins Whetstone each resigned as a member of the Company’s Board of Directors, effective immediately. The resignations of Mr. Cockroft and Ms. Whetstone were not due to a disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Appointment of Interim Chief Executive Officer and Chief Financial

On July 19, 2023, the Company’s Board of Directors appointed Michael Pruitt, the Non-Executive Chair of the Company’s Board of Directors, to serve as Interim Chief Executive Officer, effective immediately. In this capacity, Mr. Pruitt will serve as the Company’s principal executive officer. Mr. Pruitt’s professional biography is set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, as filed with the Securities and Exchange Commission on March 31, 2023.

On July 19, 2023, the Company’s Board of Directors appointed Keith J. Johnson to serve as Interim Chief Financial Officer of the Company. In this capacity, Mr. Johnson will serve as the Company’s principal financial and accounting officer. Under the terms of his engagement, the Company is paying an hourly wage of $200 to Mr. Johnson. Mr. Johnson previously served as the Company’s Interim Chief Executive Officer from May 3, 2023 until May 25, 2023. Mr. Johnson’s professional biography is set forth in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 31, 2023.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRESH VINE WINE, INC.

Date: July 20, 2023	By:	/s/ Michael Pruitt
Michael Pruitt
Interim Chief Executive Officer

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